Madison Funds®
Supplement dated September 3, 2024

This Supplement dated September 3, 2024, amends the Prospectus for the Madison Funds (the “Trust”) dated February 28, 2024.

Prospectus
Under Appendix, Sales Charge Waivers, Edward D. Jones & Co., L.P. (“Edward Jones”), the following information supersedes the fourth bullet point under Sales Charge Waivers on p. 91 of the Prospectus:

Appendix
Edward D. Jones & Co., L.P. ("Edward Jones")

Sales Charge Waivers
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):
oThe redemption and repurchase occur in the same account.
oThe redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

Please keep this Supplement with your records for future reference.
MF-PRO SUP (0924)